UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2007

METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-2816	36-2090085
State of Other Jurisdiction	Commission File Number	I.R.S. Employer
of Incorporation		Identification Number
7401 West Wilson Avenue, Chicago, Illinois 60706
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (708) 867-6777
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Securities Purchase Agreement
     On February 28, 2007, Methode Electronics, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with Gemtron Corporation, a Tennessee corporation and the sole member of TouchSensor Technologies, L.L.C., a Delaware limited liability company (“TST”), pursuant to which the Company purchased all of the outstanding member interests of TST (the “Acquisition”), for an aggregate purchase price of $65 million in cash and assumed liabilities. The Acquisition was completed simultaneously with entry into the Purchase Agreement, and was effective as of 11:59 p.m., Central Time, on February 28, 2007. TST owns intellectual property relating to touch-based switches and sensors employing field-effect technology, and associated displays, incorporated into flexible and rigid substrates, and is in the business of developing, manufacturing and selling products utilizing such technology.
     The Purchase Agreement contains representations and warranties.
     The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference. The Purchase Agreement is included as an exhibit and incorporated herein by reference to provide information regarding its terms. Except for its status as the contractual document between the parties with respect to the transactions described therein, it is not intended to provide factual information about the parties. The representation and warranties contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed by the parties, including being qualified by disclosures between the parties. These representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Accordingly, they should not be relied on by investors as statements of factual information.
Item 8.01 Other Events
     On March 1, 2007, the Company issued a press release announcing the Acquisition, which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
10.1	Securities Purchase Agreement, dated as of February 28, 2007.

99.1	Press Release, dated March 1, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METHODE ELECTRONICS, INC.
Date: March 2, 2007	By:	/s/ Douglas A. Koman
Douglas A. Koman
Chief Financial Officer